                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 7, 2002



   AMERICAN EXPRESS                                AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                                     FINANCING CORPORATION


              (as Originators of the American Express Master Trust)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                          American Express Master Trust


      Utah                  11-2869526        333-51045                     Delaware              13-3632012          333-51045
 (State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
 Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
 Incorporation or             Number)                                   Incorporation or            Number)
  Organization)                                                          Organization)

                6985 UnionPark Center                                                       40 Wall Street
                 Midvale, Utah 84047                                                      Mail Stop 10-19-06
                   (801) 565-5000                                                      New York, New York 10005
                                                                                            (917) 639-8396

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                             N/A                                                                 N/A


(Former Name or Former Address, if Changed Since Last Report)       (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 7, 2002, the Registrant acquired approximately $1,600,000,000 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to the Assignment No. 5 of Receivables in Additional Accounts, dated as of February 7, 2002, between the Originators and The Bank of New York, as Trustee of the Registrant. The Assignment No. 5 in Additional Accounts is attached hereto as Exhibits 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 5 of Receivables in Additional Accounts, dated as of February 7, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation and The Bank of New York.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         American Express Centurion Bank,
                                         on behalf of the American Express
                                         Master Trust


                                         By:       /s/ Maureen A. Ryan
                                             ----------------------------------
                                            Name:  Maureen A. Ryan
                                            Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               American Express Receivables Financing
                                 Corporation
                               on behalf of the American Express
                               Master Trust


                               By:       /s/ John D. Koslow
                                   --------------------------------------------
                                  Name:  John D. Koslow
                                  Title: Vice President and Treasurer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 99.01 Assignment No. 5 of Receivables in Additional Accounts, dated as of February 7, 2002, among American Express Centurion Bank, American Express Receivables Financing Corporation and The Bank of New York.